                           Van Eck Global Income Fund
                    --------------------------------------
                               1997 Annual Report


Dear Fellow Shareholder:

In local currency terms, 1997 was a year of strong performances among the world's fixed income markets outside of Asia, with the UK bond market winning top honors. In general, markets were buoyed by persistent low inflation, moderate economic growth and supportive monetary policies from central banks. For investors in U.S. dollars, however, the formidable strength of the greenback managed to wipe out most of these local positive results. For the year, the benchmark Salomon Smith Barney World Government Bond Index (WGBI) posted a 9.0% return in local currency terms, contrasted to 0.2% in U.S. dollar terms. By comparison, the Global Income Fund returned 1.5%* for the period, slightly ahead of the Index in U.S. dollar terms.

BOND MARKET REVIEW
Although supported throughout 1997 by low inflation and a strong U.S. economy, fixed income markets were affected by two major events this past year.

The first half of the year was dominated by the impact of Europe's steady march toward European Monetary Union (EMU), slated by the Maastricht treaty to begin in January 1999. This event has forced a continuing convergence of European interest rates in anticipation of a single currency, the "euro." In order to meet core European rates, higher rates in the peripheral riskier European countries declined steadily, with Italy the region's top performer.

In the second half of 1997, the EMU story was dramatically eclipsed by Asia's debt and currency crisis, which began to unfold in early July. Thailand's decision to permit its currency (the baht) to float sent shockwaves through Asia's economies; currencies plunged against the U.S. dollar and stock markets were decimated. By October, the crisis had gathered enough momentum to batter both Hong Kong and South Korea and to cause a global sell-off of equities. A flight-to-quality ensued among bond investors eager to trade high-risk, high-yielding issues for the relative safety of low-risk, high-quality government bonds, particularly U.S. Treasury bonds. This helped the bellwether 30-year U.S. Treasury bond reach record lows by year end. In addition, the U.S. dollar gained strength as it became the currency-of-choice among beleaguered Asian investors who were anxious to pay off short-term foreign debt. The dollar was further helped by the shrinking U.S. federal budget deficit.

In contrast to Asia, the U.S. economy continued its historic expansion, with the end of 1997 marking the seventh consecutive year of growth and the longest period of peacetime prosperity since World War II. Despite this robust growth, inflation fell below 2% by year end, a new low in this economic cycle. This is due in part to the disinflationary impact of Asia's troubles that has forced many U.S. companies to keep a lid on prices in order to remain competitive with less expensive Asian imports. Thus far, this has offset any upward pressure on inflation coming from what is the highest level of U.S. employment in 24 years. Although the Federal Reserve did increase rates once in 1997 (by 0.25% in March on fears of wage inflation), we do not expect the Fed to raise rates any time in the near future--good news for fixed income markets. In addition, while yields have fallen in the U.S., real interest rates (nominal rates minus the inflation rate) remain high and have room to fall.

FUND REVIEW
Reviewing last year's events in terms of your Fund, the strength of the U.S. bond market benefited the Fund's overweighting (relative to the Salomon Smith Barney WGBI) in dollar bloc countries, including the U.S., Canada, Australia, New Zealand and, in particular, the UK. As mentioned in the Fund's mid-year report, we substantially increased its weighting in UK bonds from 5% of assets in the beginning of the year to 16% by June 30; it currently stands at approximately 23%. With the UK's sterling keeping step with the dollar for most of 1997, your Fund was able to benefit from the UK bond market's stellar 14.8% rise in local terms. In addition, your Fund profited from its holdings in Italy, Spain, France, Germany and Sweden, which are being sustained by moderate economic growth and tighter fiscal policy throughout the Continent.

CURRENCY AND DURATION
In 1997, we emphasized the U.S. dollar and maintained exposure to the European currencies while moving away from Japan's weakening yen. By year end, we had fully eliminated our yen exposure due to the persistent bleakness of Japan's fiscal and economic landscape and the country's proximity to Asia's crisis. The U.S. dollar surged versus most currencies in 1997 and was particularly strong in the second half due to Asia's meltdown. Therefore, any exposure the Fund had to foreign currencies in 1997 hampered its performance. At December 31, 1997, the Fund's exposure to the U.S. dollar stood at 58%, and its European exposure at 38%. In addition, we increased the portfolio's duration in the second half of the year to take advantage of the attractive price appreciation potential of long-term bonds.

THE OUTLOOK
We are optimistic about the prospects for your Fund in 1998. Bond markets should continue to benefit from a global environment of low inflation and slowing economic growth, spurred in part by Asia's ills and a solid U.S. dollar. The tremendous bond market gains of 1997 are not likely to be repeated in 1998; rather, we expect that interest rates will remain in a relatively narrow trading range. In the near term, however, the dampening impact of Asia's crisis should continue to be felt through midyear, providing a boost for fixed income markets. We will continue to monitor events closely and to remain flexible in our positioning of Fund assets in order to reach our goal of enhancing shareholder value through total return.

We would like to thank you for your investment in the Global Income Fund and look forward to helping you meet your investment objectives in the future.

[PICTURE APPEARS HERE]   [PICTURE APPEARS HERE]    [PICTURE APPEARS HERE]

/s/ John C. van Eck      /s/ Charles T. Cameron    /s/ Gregory F. Krenzer

John C. van Eck          Charles T. Cameron        Gregory F. Krenzer
Chairman                 Co-Portfolio Manager      Co-Portfolio Manager

January 15, 1998

-------------------------------------------------------------------------------
*Performance Record as of 12/31/97
-------------------------------------------------------------------------------
                      After Maximum
Average Annual        Sales Charge  Before Sales
Total Return          of 4.75%      Charge
------------------------------------------------
Life (since 4/30/87)   7.3%          7.8%
------------------------------------------------
10 year                7.0%          7.6%
------------------------------------------------
5 year                 3.4%          4.4%
------------------------------------------------
1 year                 (3.4)%        1.5%
------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                               Global Income Fund
              Schedule of Portfolio Investments December 31, 1997

                                                            COUPON OR    MATURITY
BONDS AND NOTES                          PRINCIPAL AMOUNT INTEREST YIELD   DATE   VALUE (NOTE 1)
------------------------------------------------------------------------------------------------
CANADA: 4.3%
Canadian Government Bond                 CAD    2,000,000      8.00%      6/01/27  $ 1,793,432
                                                                                   -----------
FRANCE: 6.5%
French Government Bond
BTNS*                                    FRF   16,000,000      5.50%     10/12/01    2,734,118
                                                                                   -----------
GERMANY: 6.7%
Federal Republic of Germany*             DEM    4,500,000     7.375%      1/03/05    2,816,122
                                                                                   -----------
IRELAND: 2.6%
Irish Government Bond                    IEP      650,000      8.00%      8/18/06    1,082,063
                                                                                   -----------
ITALY: 2.5%
Republic of Italy Bond                   ITL1,800,000,000      7.50%     10/01/99    1,062,062
                                                                                   -----------
NEW ZEALAND: 7.2%
New Zealand Government Bonds             NZD    3,300,000     10.00%      3/15/02    2,100,694
                                                1,500,000      8.00%     11/15/06      927,127
                                                                                   -----------
                                                                                     3,027,821
                                                                                   -----------
SPAIN: 1.6%
Kingdom of Spain Bond                    ESP  100,000,000      7.40%      7/30/99      683,746
                                                                                   -----------
SWEDEN: 6.5%
Swedish Government Bonds                 SEK    8,000,000     10.25%      5/05/03    1,215,552
                                               12,000,000      6.00%      2/09/05    1,526,141
                                                                                   -----------
                                                                                     2,741,693
                                                                                   -----------
UNITED KINGDOM: 23.3%
J.P. Morgan                              GBP    1,000,000      7.75%     12/30/03    1,714,687
United Kingdom Treasury Notes                   2,800,000      7.75%      9/08/06    5,031,411
                                                1,700,000      7.50%     12/07/06    3,019,733
                                                                                   -----------
                                                                                     9,765,831
                                                                                   -----------
UNITED STATES: 37.1%
U.S. Treasury Notes*                     USD    1,000,000     5.625%      1/31/98    1,000,313
                                                3,700,000      6.50%      8/15/05    3,861,879
                                                2,000,000      6.25%      2/15/07    2,065,002
                                                4,750,000      6.00%      8/15/00    4,785,630
U.S. Treasury Bonds*                              800,000      8.75%      8/15/20    1,067,001
                                                1,500,000     6.625%      2/15/27    1,628,438
                                                1,000,000      6.75%      8/15/26    1,101,251
                                                                                   -----------
                                                                                    15,509,514
                                                                                   -----------
TOTAL BONDS AND NOTES: 98.3%
 (Cost: $41,874,254)                                                                41,216,402
SHORT-TERM OBLIGATION
---------------------
UNITED STATES: 1.0%
G.E. Capital Corp.
 (Amortized Cost: $424,933)              USD      425,000      5.65%      1/02/98      424,933
                                                                                   -----------
TOTAL INVESTMENTS: 99.3%
 (Cost: $42,299,187+)                                                               41,641,335
OTHER ASSETS LESS LIABILITIES: 0.7%                                                    283,417
                                                                                   -----------
NET ASSETS: 100%                                                                   $41,924,752
                                                                                   ===========

-------
 * These securities are segregated for forward foreign currency contracts. + The cost is the same for federal income tax purposes.

                       See Notes to Financial Statements.

                    Global Income Fund Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments at value (cost, $42,299,187) (Note 1)    $41,641,335
Receivables:
 Interest                                              1,042,831
 Capital shares sold                                       2,504
Unrealized appreciation on forward foreign currency
 contracts (Note 6)                                       80,183
                                                     -----------
  Total assets                                        42,766,853
                                                     -----------
LIABILITIES:
Payables:
 Due to custodian for bank overdraft                     134,738
 Capital shares redeemed                                 358,344
 Dividends payable                                        56,076
 Accounts payable                                        112,249
Unrealized depreciation on forward foreign currency
 contracts (Note 6)                                      180,694
                                                     -----------
  Total liabilities                                      842,101
                                                     -----------
NET ASSETS                                           $41,924,752
                                                     ===========
Shares of beneficial interest outstanding              4,936,240
                                                     ===========
Net asset value and redemption price per share             $8.49
 ($41,924,752/4,936,240)                                   =====
Maximum offering price per share                           $8.91
 (NAV/(1-maximum sales commission))                        =====
Net assets consist of:
 Aggregate paid in capital                           $46,813,661
 Unrealized depreciation of investments and
  foreign currency transactions                         (776,473)
 Accumulated realized loss                            (4,112,436)
                                                     -----------
                                                     $41,924,752
                                                     ===========
-----------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

INTEREST INCOME                                                 $ 3,416,453
EXPENSES:
Management (Note 2)                                   $ 419,471
Distribution (Note 4)                                   139,815
Administration (Note 2)                                 115,620
Transfer agency                                         119,157
Professional                                             38,715
Reports to shareholders                                  30,129
Registration                                             18,867
Custody                                                   9,897
Trustees fees                                             1,437
Other                                                    33,155
                                                      ---------
Total expenses                                                      926,263
                                                                -----------
 Net investment income                                            2,490,190
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 3)
Realized gain from security transactions                            444,917
Realized loss from foreign currency transactions                 (1,268,288)
Change in unrealized depreciation of foreign currency
 denominated receivables and payables                                (5,517)
Change in unrealized appreciation of investments                 (1,467,637)
Change in unrealized depreciation of forward foreign currency
 contracts                                                         (117,293)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    76,372
                                                                ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1997          1996
                                                     ------------  ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income                               $  2,490,190  $  4,551,148
 Realized gain from security transactions                 444,917     1,329,029
 Realized loss from options                                   --        (56,000)
 Realized loss from foreign currency transactions      (1,268,288)   (3,269,178)
 Change in unrealized appreciation (depreciation) of
  foreign currency denominated receivables and
  payables                                                 (5,517)       15,727
 Change in unrealized depreciation of investments      (1,467,637)   (1,731,589)
 Change in unrealized appreciation (depreciation) of
  forward foreign currency contracts                     (117,293)      625,249
                                                     ------------  ------------
 Increase in net assets resulting from operations          76,372     1,464,386
                                                     ------------  ------------
 Dividends to shareholders from:
  Net investment income                                  (820,403)   (4,296,487)
  Distributions in excess of net investment income     (1,536,511)
  Tax return of capital                                  (264,750)          --
                                                     ------------  ------------
                                                       (2,621,664)   (4,296,487)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS: (Note 5)
 Net proceeds from sales of shares                      7,421,552     8,772,676
 Reinvestment of dividends                              1,775,764     2,880,879
                                                     ------------  ------------
                                                        9,197,316    11,653,555
 Cost of shares reacquired                            (40,541,694)  (45,382,370)
                                                     ------------  ------------
 Decrease in net assets resulting from capital share
  transactions                                        (31,344,378)  (33,728,815)
                                                     ------------  ------------
  Total decrease in net assets                        (33,889,670)  (36,560,916)
NET ASSETS:
 Beginning of year                                     75,814,422   112,375,338
                                                     ------------  ------------
 End of year (including undistributed net investment
  income of $0 and $633,033, respectively)           $ 41,924,752  $ 75,814,422
                                                     ============  ============

                       See Notes to Financial Statements.

                    Global Income Fund Financial Statements
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

                                            YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------
                                    1997     1996      1995      1994     1993
                                    ----     ----    --------  --------   ----
Net Asset Value, Beginning of        $8.78    $9.00   $8.15     $8.96    $9.28
 Year............................    -----    -----   -----     -----    -----
Income from Investment
 Operations:
 Net Investment Income...........     0.39     0.47      0.47    0.55+    0.75
 Net Gain (Loss) on Securities       (0.27)   (0.27)     0.92   (0.80)   (0.31)
  (both realized and unrealized).   ------   ------     -----   -----    -----
Total from Investment Operations.     0.12     0.20      1.39   (0.25)    0.44
                                     -----    -----     -----   -----    -----
Less Distributions:
 Dividends from Net Investment
  Income.........................    (0.13)   (0.42)    (0.54)    --     (0.05)
 Distributions in Excess of Net
  Investment Income..............    (0.24)     --        --      --       --
 Distributions from Capital
  Gains..........................      --       --        --      --     (0.01)
 Distributions from Tax Return of    (0.04)     --        --    (0.56)   (0.70)
  Capital........................   ------    -----      ----   -----    -----
Total Distributions..............    (0.41)   (0.42)    (0.54)  (0.56)   (0.76)
                                     -----   ------     -----   -----    -----
Net Asset Value, End of Year.....    $8.49    $8.78     $9.00   $8.15    $8.96
                                     =====    =====     =====   =====    =====
Total Return (a).................    1.46%    2.33%    17.27%   (2.79%)  4.90%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)....  $41,925  $75,814  $112,375  $137,242 $251,725
Ratio of Gross Expenses to
 Average Net Assets..............    1.66%   1.46%*    1.60%*    1.56%*   1.93%*
Ratio of Net Expenses to Average
 Net Assets......................    1.66%   1.43%     1.52%     1.39%    1.27%
Ratio of Net Investment Income to
 Average Net Assets..............    4.46%   4.98%     5.21%     6.55%    8.01%
Portfolio Turnover Rate..........   129.8%  157.5%    269.5%    148.4%   108.6%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
 * If expenses were not assumed by the Adviser or reduced by a custodian fee arrangement.
 + Based on average shares outstanding.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Income Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included on the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses attributable to foreign currency fluctuations on security transactions and other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the year ended December 31, 1997 decreased undistributed net investment income by $501,559, decreased accumulated realized loss by $2,302,820 and decreased aggregate paid in capital by $1,801,261.

                              Global Income Fund
-------------------------------------------------------------------------------

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent that the value of the option contract does not correlate with the movements of the underlying instrument.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a Fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation earned fees of $419,471 for the year ended December 31, 1997, for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million, and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $3,002 for the year ended December 31, 1997, from commissions earned on sales of shares of beneficial interest of the Fund after deducting $14,708 allowed to other dealers. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $115,620 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and Trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's custody expenses. For the year ended December 31, 1997, the Fund had no net earnings credits.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $60,768,300 and $86,211,583, respectively, for the year ended December 31, 1997. As of December 31, 1997, the Fund had capital loss carryforwards available to offset future capital gains of $4,212,408 expiring December 31, 2002, and December 31, 2004, in the amounts of $2,731,357 and $1,481,051 respectively.

NOTE 4--Pursuant to a Plan of Distribution (Rule 12b-1) the Fund accrues fees of .25 of 1% of the average daily net assets. Fees charged for the year ended December 31, 1997 were $139,815. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor.

NOTE 5--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                            YEAR ENDED   YEAR ENDED
                           DECEMBER 31, DECEMBER 31,
                               1997         1996
                           ------------ ------------
Shares sold                    860,021      997,824
Reinvestment of dividends      209,699      331,150
                            ----------   ----------
                             1,069,720    1,328,974
Shares reacquired           (4,763,897)  (5,187,947)
                            ----------   ----------
Net decrease                (3,694,177)  (3,858,973)
                            ==========   ==========

                              Global Income Fund
-------------------------------------------------------------------------------


NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At December 31, 1997, the Fund had the following outstanding forward foreign currency contracts:

                       VALUE AT               UNREALIZED
                      SETTLEMENT  CURRENT    APPRECIATION
CONTRACTS                DATE      VALUE    (DEPRECIATION)
---------             ----------  -------   --------------
FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS:
DEM 8,841,168
    expiring 3/18/98  $5,011,275 $4,937,792   $ (73,483)
ITL 2,193,592,500
    expiring 3/18/98   1,262,136  1,239,563     (22,573)
                                              ---------
                                                (96,056)
                                              ---------
FORWARD FOREIGN CURRENCY SELL CONTRACTS:
DEM 3,290,855
    expiring 3/18/98   1,846,513  1,837,942       8,571
GBP 4,853,825
    expiring 3/18/98   7,893,174  7,977,812     (84,638)
IEP 710,000
    expiring 3/18/98   1,030,920  1,012,602      18,318
ITL 1,200,000,000
    expiring 3/18/98     681,817    678,100       3,717
NZD 5,250,000
    expiring 3/18/98   3,081,750  3,032,173      49,577
                                              ---------
                                                 (4,455)
                                              ---------
                                              $(100,511)
                                              =========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--Under normal market conditions, the Fund expects to invest at least 65% of its assets in debt securities. There is no limit on the amount the Fund can invest in any one country or securities denominated in the currency of any one country. Normally, the Fund will invest in at least three countries besides the United States. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The market value of debt securities generally varies in response to interest rates and the financial condition of the issuer. Generally, the value of debt securities will increase when interest rates decline and decrease when interest rates rise.

Since the Fund may concentrate its investments in foreign debt securities, it may be subject to greater credit risks and greater market and currency fluctuations than portfolios invested solely in domestic debt securities.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997 the liability of the Fund's portion of the Plan is $12,340.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of the Global Income Fund (the "Fund"), (one of the series constituting the Van Eck Funds) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Income Fund series of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                   Coopers & Lybrand L.L.P.

New York, New York
February 23, 1998

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------
Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard
Asset Securities."   Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Global Real Estate Fund
This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Emerging Markets Growth Fund
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[LOGO] VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016
www.vaneck.com

For account assistance please call (800) 544-4653

FR1998-0121-0122

                               DECEMBER 31, 1997


                                    VAN ECK
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                                    GLOBAL
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                                    INCOME
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                                     FUND
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                                    ANNUAL
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                                    REPORT
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                             [LOGO] VAN ECK GLOBAL